Fourth Quarter and Fiscal Year 2025 Corporate Update February 26, 2026 EXHIBIT 99.2

Forward-Looking Statements This presentation contains forward-looking statements, including statements about the continued execution of PureCycle’s business plan, the expected results of tests and trials, the expected timing of commercial sales, and planned future updates. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. Forward-looking statements generally relate to future events or PureCycle’s future financial or operating performance and may refer to projections and forecasts. Forward-looking statements are often identified by future or conditional words such as “plan,” “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “continue,” “could,” “may,” “might,” “possible,” “potential,” “predict,” “should,” “would” and other similar words and expressions (or the negative versions of such words or expressions), but the absence of these words does not mean that a statement is not forward-looking.  The forward-looking statements are based on the current expectations of PureCycle’s management and are inherently subject to uncertainties and changes in circumstances and their potential effects and speak only as of the date of this press release. There can be no assurance that future developments will be those that have been anticipated. These forward-looking statements involve a number of risks, uncertainties or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described in the section entitled “Risk Factors” in each of PureCycle’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 and PureCycle’s Quarterly Reports on Form 10-Q for various quarterly periods, those discussed and identified in other public filings made with the Securities and Exchange Commission by PureCycle and the following: PCTs’ ability to obtain funding for our operations, future capital requirements and future growth, and to continue as a going concern; PCT’s ability to meet, continue to meet, and comply on an ongoing basis with, the numerous regulatory requirements applicable to our PureFive® resin (as defined below) both generally and in food-grade applications and, more broadly, the operations of our facilities (including in the United States, Europe, Asia and other future international locations); expectations and changes regarding PCT’s strategies and future financial performance, including future business plans, expansion plans or objectives, prospective performance and opportunities and competitors, revenues, products and services, pricing, operating expenses, market trends, liquidity, cash flows and uses of cash, capital expenditures, and our ability to invest in growth initiatives, which could be impacted by significant changes to tariffs on foreign imports; the ability of PCT’s first commercial-scale recycling facility in Lawrence County, Ohio (the “Ironton Facility”) to be appropriately certified by Leidos (as defined below), following certain performance and other tests, and commence full-scale commercial operations in a timely and cost-effective manner, or at all; PCT’s ability to meet, and to continue to meet, the requirements imposed upon us and our subsidiaries by the funding for our operations, including the funding for the Ironton Facility and the Planned Facilities (as defined below); PCT’s ability to minimize or eliminate the many hazards and operational risks at our manufacturing facilities that can result in potential injury to individuals, disrupt our business, including interruptions or disruptions in operations at our facilities, and subject us to liability and increased costs; PCT’s ability to complete the necessary funding with respect to, and complete the construction of, the new polypropylene recycling facility in Thailand (the "Thailand Facility"), our first commercial-scale European plant located in Antwerp, Belgium (the "Belgium Facility"), and the purification facility to be built in Augusta, Georgia (the "Augusta Facility" and, together with the Thailand Facility and the Belgium Facility, the “Planned Facilities”) in a timely and cost-effective manner; PCT’s ability to procure, sort and process polypropylene plastic waste at our planned plastic waste prep facilities; PCT’s ability to maintain exclusivity under The Procter & Gamble Company license; the implementation, market acceptance and success of PCT’s business model and growth strategy, which includes our ability to bring a total of one billion pounds of installed polypropylene recycling capability online by 2030, and our ability to meet related construction, regulatory, and financing requirements; the ability to negotiate multi-year offtake agreements at appropriate margins to fund ongoing operations; the possibility that PCT may be adversely affected or potentially impacted by economic, business, and/or competitive factors, including interest rates, availability of capital, economic cycles, and other macro-economic impacts (such as tariffs); changes in the prices and availability of materials (such as steel and other materials needed for the construction of future Feed PreP and purification facilities), including those changes caused by inflation, tariffs and supply chain conditions, such as increased transportation costs, and our ability to obtain such materials in a timely and cost-effective manner; the ability to source feedstock with a high polypropylene content at a reasonable cost; the development of direct competitors in the recycled polypropylene segment that could impact the demand for PCT’s products; the outcome of any legal or regulatory proceedings to which PCT is, or may become, a party; geopolitical risk and changes in applicable laws or regulations; changes in the prices and availability of labor (including labor shortages), turnover in employees, and increases in employee-related costs; any business disruptions due to political or economic instability, pandemics, or armed hostilities (including the ongoing conflict between Russia and Ukraine and instability in the Middle East); and operational risks associated with the ability to operate the Ironton Facility and the Planned Facilities, as and when operative, at nameplate capacity. PCT undertakes no obligation to update any forward-looking statements made in this press release to reflect events or circumstances after the date of this press release or to reflect new information or the occurrence of unanticipated events, except as required by law. Should one or more of these risks or uncertainties materialize or should any of the assumptions made prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. You should not rely upon forward-looking statements as predictions of future events.

Changes to PureCycle Leadership team Chief Financial Officer Carpenter served as VP of Finance from March 2022 through December 2025 and SVP since January 2026. He has over 20 years of experience in corporate finance, treasury and capital markets across numerous global organizations. He is a Certified Public Accountant, Certified Treasury Professional, holds an MBA in Banking & Finance, and a BBA in Accounting & Management Information Systems from Sam Houston State University. Director Dr. Jirapongphan serves as independent director and Chairman of the Audit Committee of Bangkok Bank PLC, and previously served as Thailand's Minister of Energy (2017–2019) and Chairman of IRPC PLC. He holds a doctorate in chemical engineering from MIT and a bachelor's degree in chemical engineering from Caltech. Director Ms. Mars retired as Senior Vice President & Head of Corporate Development for Mars, Incorporated, where she focused on acquisitions, joint ventures, and divestitures. Earlier in her career, she held financial roles at Whitman Heffernan Rhein and Manufacturers Hanover Trust Company. She holds a B.A. from Yale University and an MBA from Columbia Business School. DONALD CARPENTER DR. SIRI JIRAPONGPHAN VALERIE MARS

PCT Highlights Operations Continued quarterly growth; produced record 7.5MM pounds of PureFive® in Q4 Added 3rd shift to Denver; ramped production to 14MM lbs. of feedstock in Q4 (35% increase over prior high) Ironton CP2 compounding & 3rd Party Compounding online; Ironton product compounding expected to be mechanically complete in March Commercial Fourth consecutive quarter of sequential revenue growth; booked $2.7MM revenue Actively shipping to 11 customers, with roughly half branded and half unbranded Successful conversions through the sales pipeline; numerous brands expected to ramp in 1H-26 Sales pipeline continues to build; currently engaged in various stages with 170+ opportunities Successfully produced numerous high-value technical applications including BOPP film snack wrappers Growth Continued progressing Gen-2 design; currently expect higher-end capacity with CAPEX approaching $1/lb. Thailand project on track; significant in-country progress on feedstock and commercial discussions Antwerp project on track; construction currently expected to begin by Q1-27, following issuance of permits Finance Extended Series A warrants for one year and lowered call provision; extended public/private warrants by 3-months; details included in the 8-K filed today. Thailand debt financing continues to progress; open data room with active weekly reviews Numerous ongoing discussions to collateralize owned assets for future projects Overview Operations Commercial Growth Finance

Production Improvements Continue in Denver and Ironton

Record Quarterly rPP Production (MM lbs.)



3.6
4.2
3.4
7.2
7.5
Q4 24
Q1 25
Q2 25
Q3 25
Q4 25

Growth in Denver & Ironton

Denver

- Added 3rd shift and successfully increased throughput; Denver processed 44% more feed in Q4 vs. Q3
- Actively buying from 15+ feedstock suppliers each month, including top domestic producers
- Improved pricing with 6 cpp decrease in last 12 months; driven primarily by feedstock flexibility, supplier optionality, and internal growth

Ironton

- Continued progress with Ironton operations; routinely running ~60-65% utilization; record daily and quarterly production reached
- Planning Ironton site outage for April; numerous projects planned to improve reliability, uptime, quality, and top-end rates

PURECYCLE Overview Operations Commercial Growth Finance 5

2025 Produced Mixed Results; Poised for Strong 2026

Customers Faced Chaotic ‘25; Shifting to Growth in ‘26

2025 Wins

Internal
- Tech successes in high-value applications
- Ironton rate & reliability improvements
- Margins on track; co-product pricing is exceeding expectations

External
- Long-term regulatory movement supports PCT technology
- Continued strong interest for FDA and PCR applications
- PureCycle product is passing trials that other supply streams are failing

2025 Headwinds

Internal
- First-of-its-kind products require extended customer qualifications cycles
- NJDEP delayed customer adoption; required significant education

External / Macro
- CPGs redirected 2025 focus to supply chain & cost engineering
- Commodity spikes pressured brands
- Consumer trend shifts caught some brands off guard (MAHA, GLP-1, Protein)
- Converter consolidations; resulting personnel shifts impacted timing

2026 Outlook

Emerging Theme
- Brands redirecting R&D to growth and product packaging innovations
- Inflation improving, core fundamentals and supply chains are stabilizing

PCT Positioning
- Strong consumer demand for circularity
- Boosted by regulations (CA, WA, OR, CO, EU, ELV)
- Core margin guidance intact

PCT positioned for growth as brands prioritize innovation in 2026
2025 headwinds were macro-driven, not demand-driven

PURECYCLE 6

Customer Validation Driving Revenue Inflection Short-term revenue targets have been delayed, but the long-term prospects have strengthened Eleven customers are actively pulling through and ramping; roughly half are branded and half are unbranded 40-50MM lbs. at full ramp are still on track for 2Q/3Q ramp to begin 20-25MM lbs. at full ramp are on track for 3Q/4Q ramp to begin Not likely influenced by NJ regulation resolution Initial conversions could start as early as March NJ resolution should unlock 15-30MM lbs. ramping 2H 2026, with >300MM lbs./yr application demand Strong pipeline has grown to 170+ projects (from >100 projects in Q3) Continued success on flexible packaging; multiple industrial trials and recent successful printing for stand-up pouches and wrapper production Conversations with global brands are accelerating with the progress on Thailand and Antwerp projects Overview Operations Commercial Growth Finance

Continue to Improve Pipeline & Approach to Market

- Continue to see flexible film and thermoform as key segments for PureCycle success
- Broadly improved use of market intelligence and quality of the commercial team
- Increased focus on application categories that are growing, gaining market share, and have high willingness to invest in sustainable packaging in advance of any regulatory requirements

Application Category	Product Type	NA PP TAM (lbs.)[1]	Market 5-Yr Est. CAGR[1]
QSR Cold Beverages[2]	Thermoformed	330MM	7-10%
Value Household Goods	Injection Molding	150MM[3]	8-12%
Premium Pet Food	BOPP Film	130MM	4-6%
Dermocosmetics	Injection Molding	55MM	7-9%
Jerky/Meat Sticks	BOPP Film	40MM	6-7%

1. Source: Publicly available data and third-party market research firms.
2. QSR represents Quick Service Restaurants
3. Represents rPP applicable share of market; growing faster than core category of 700MM lbs. growing 3.5-4.5%.

PURECYCLE™ Overview Operations Commercial Growth Finance 8

EPR & PCR Mandates Increasing Demand for rPP Overview Operations Commercial Growth Finance EPR PCR MANDATE EU ELV (15%) EU PPWR (S) Oregon (I) Maryland (S) Washington (S) Brazil (22%) 2024 2025 2026 2027 2028 2029 2030 New Jersey (10%) California (10% source reduction) Thailand (I) Washington (25%) Minnesota (I) New Jersey (30%) EU PPWR (10%) Brazil (30%) 2032 Maine (I) Minnesota (S) Washington (15%) Washington (I) Colorado (I) New Jersey (20%) California SB54 (20% source reduction) Note: I – Implemented, S – Signed into law, PCR mandated minimum percentages across various specific segments in each region, EPR is defined as Extended Producer Responsibility, and PCR is defined as Post Consumer Recyclate

Thailand on Track for 2027 Mechanical Completion

- Developing strong relationships with all key parties; suppliers, customers, banking, and government.
- Feedstock is in abundance; closed LOIs for >1 plant capacity; more feedstock LOIs pending; visited numerous facilities
- Local customers want our product; they currently export and our product should help them grow their export business
- Numerous meetings with Board of Investment; submitted application benefits include:
  - Tax Avoidance: 8 years 100% + 5 years 50%, ~$100 million avoided cash taxes
- Continued strong progress with IRPC; expect to break ground 2H 2026
- Hosted successful Initial Environmental Examination (IEE) public hearing with 250 local residents in attendance








PURECYCLE (THAILAND)
เอกสารประกอบการประชุม
การประชุมรับฟังความคิดเห็น
ของประชาชนและผู้มีส่วนได้เสีย
ในขั้นตอนการศึกษาและจัดทำรายงาน
ผลกระทบสิ่งแวดล้อมเบื้องต้น (IEE)
โครงการเพิ่มมูลค่าพลาสติกใช้แล้วสู่อนาคตที่ยั่งยืน
(Sustainable Polypropylene Upcycling Project)
VISION

PURECYCLE Overview Operations Commercial Growth Finance 10

Initial Gen-2 Design Work Encouraging Overview Operations Commercial Growth Finance Completed initial Gen-2 design work in early 2026 No apparent tech constraint on up to 500MM lb. per year capacity plant CAPEX/lb. continues to reduce; approaching $1.0 to $1.5/lb. depending on greenfield or brownfield sites Operating efficiencies should be greater at higher capacity levels, as fixed and variable costs do not scale linearly Gen-2 cash costs expected to be below virgin on-purpose PP production lines

Financial Overview

Revenue & Operations

Revenue Goals
- Monthly revenue goal: get to Ironton breakeven, then corporate breakeven
- rPP inventory built & staged for project launches in Q2

Core Operations
- Ironton, Denver, Corporate costs in line with prior guidance
- Revenue ramp delayed but trajectory intact

Warrant Activity

Series A Warrants
- Extended to March 17, 2027 at reduced redemption of $14.38/share
- ~$205MM of potential proceeds

Public/Private Warrants
- Extended for 3 months per 8-K filed today
- ~$68MM of potential proceeds

Capital & Investment

Debt Repayment
- Repaid $20.3MM high-cost equipment debt in Q4 per schedule
- Retired $9.8MM of Ironton Bonds per schedule

Project Spend
- Continued investment in Ironton, Thailand, Antwerp, and Gen 2 development

Continued investment in growth — preserved ~$273MM in potential warrant proceeds

PURECYCLE™ Overview Operations Commercial Growth Finance 12

Q4 2025 Capital Usage & Liquidity Notes Ongoing ops spend of $24.5M for Q4, in line with prior guidance (~$8-9MM/month) Debt Service includes $20.3MM equipment lease payoff + $9.8MM bond principal payment Guidance Q1 '26 total project spend: $19-20MM ($7-8MM Ironton) 2026 total project spend: $39-45MM ($14-16MM Ironton) Q1 '26 debt service expected: $11.1MM Financing Thai project financing: advanced discussion with key bank Additional sources: revenue bonds, warrant proceeds, equipment finance, line of credit Q3 Total Cash $247.3) Operations Cost (incl. Denver & Feedstock) (14.2) Corporate Expenses (10.3) ───── Total Ongoing Ops. Spend (24.5) Cash from Customers 2.3) Project Related Spend (12.6) Cash Proceeds from SOPA Bonds 10.0) Debt Service (38.6) Working Capital & Other (2.3) Q4 Total Cash $181.6 Overview Operations Commercial Growth Finance

Fourth Quarter 2025 Corporate Update February 26, 2026